Exhibit 99

              Certification pursuant to Section 1350 of Chapter 63
                      of Title 18 of the United States Code
      as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

I, John D. Kavazanjian, President and Chief Executive Officer of Ultralife Batteries, Inc., hereby certify that (i) the Quarterly Report on Form 10-Q for the period ended March 29, 2003 attached hereto fully complies with the requirements of Sections 13(a) or 15(d) of the Securities Exchange Act of 1934, and (ii) the information contained in the attached Form 10-Q fairly presents, in all material respects, the financial conditions and results of operations of Ultralife Batteries, Inc. for the period presented therein.

A signed original of this written statement required by Section 906 has been provided to Ultralife Batteries, Inc. and will be retained by the Company and furnished to the Securities and Exchange Commission on request.

Dated: May 13, 2003              /s/ John D. Kavazanjian
                                 ------------------------------------
                                 John D. Kavazanjian
                                 President and Chief Executive Officer

              Certification pursuant to Section 1350 of Chapter 63
                      of Title 18 of the United States Code
      as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

I, Robert W. Fishback, Vice President of Finance and Chief Financial Officer of Ultralife Batteries, Inc., hereby certify that (i) the Quarterly Report on Form 10-Q for the period ended March 29, 2003 attached hereto fully complies with the requirements of Sections 13(a) or 15(d) of the Securities Exchange Act of 1934, and (ii) the information contained in the attached Form 10-Q fairly presents, in all material respects, the financial conditions and results of operations of Ultralife Batteries, Inc. for the period presented therein.

A signed original of this written statement required by Section 906 has been provided to Ultralife Batteries, Inc. and will be retained by the Company and furnished to the Securities and Exchange Commission on request.



Dated:  May 13, 2003             /s/ Robert W. Fishback
                                 ------------------------------------
                                 Robert W. Fishback
                                 Vice President - Finance and Chief
                                 Financial Officer


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